UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  12/14/2004

ECB BANCORP, INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-24753

NC	562090738
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

PO Box 337, Engelhard, NC 27824
(Address of Principal Executive Offices, Including Zip Code)

252-925-9411
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

On December 14, 2004, we announced that our Board of Directors had declared a cash dividend of $0.1425 per share of our common stock, payable on January 10, 2005 to shareholders of record on December 28, 2004. A copy of our press release is being furnished as Exhibit 99.1 to this Report.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits. The following exhibit is furnished with this Report:

Exhibit No.    99.1

Exhibit Description.    Copy of our press release dated December 14, 2004.

Disclosures About Forward Looking Statements

        The discussions included in this Report and its exhibits may contain statements that could be considered to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Those statements often are characterized by the use of qualifying words (and their derivatives) such as "expect," "believe," "estimate," "plan," "project," "anticipate," or other statements concerning opinions or judgments of our management about future events. Those statements are inherently subject to risks, uncertainties and other factors that may cause our actual results, or the actual outcome of the matters discussed in the statements, to be materially different from historical results or any results or outcome expressed or implied by the statements themselves. Factors that could influence the accuracy of those forward-looking statements include, but are not limited to, customer acceptance of our services, products and fee structure, the financial success or changing strategies of our customers, the competitive nature of the financial services industry and our ability to compete effectively against other financial institutions, weather and similar conditions, particularly the effect of hurricanes on our banking, loan production and operations facilities and on our customers and the communities in which we do business, actions of government regulators, the level of market interest rates, and general economic conditions. Further information about factors and risks that could affect our business, financial condition and results of operations are included in the reports we file with the Securities and Exchange Commission. Copies of those reports are available through our Internet website at www.ecbbancorp.com or directly through the Commission's website at www.sec.gov.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

ECB BANCORP, INC

Date: December 14, 2004.	By:	/s/ Gary M. Adams
Gary M. Adams
Chief Financial Officer